EXHIBIT (j)





                          Independent Auditors' Consent
                          -----------------------------



The Board of Directors
The Jundt Growth Fund, Inc.
Jundt Funds, Inc.:


We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "COUNSEL AND AUDITORS" in Part B of the Registration Statement.



                                                              KPMG LLP


Minneapolis, Minnesota
April 30, 2003